UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 5
                                       on
                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 26, 2001


                                    XOMA Ltd.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                      52-2154066
     (Commission File Number)                 (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                              94710
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(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code              (510) 204-7200
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

Item 8.01.  Other Events


     As previously announced on November 26, 2001, XOMA Ltd. ("XOMA") has entered into a development and license agreement with Millennium
Pharmaceuticals, Inc. ("Millennium").

     Under the related investment agreement, Millennium committed to purchase, at XOMA's option, up to $50 million worth of XOMA common shares over the 30 months following the effective date of the investment agreement, through a combination of convertible debt and equity at then prevailing market prices. As previously announced, on May 16, 2003, XOMA and Millennium agreed to delay the maturity of the convertible debt until February 26, 2004 and to adjust the timing of Millennium's obligation to purchase the remaining $37.5 million worth of XOMA common shares. As previously announced, on October 10, 2003, XOMA announced that it discontinued development of MLNM2201 (formerly known as LDP-01), one of the two products being developed under its collaboration with Millennium, which had the effect of reducing Millennium's obligation to purchase XOMA common shares under the investment agreement by 40% from up to $33.5 million remaining to up to $20.1 million. As previously announced, on February 24, 2004, XOMA and Millennium agreed to delay the maturity of the convertible debt until April 15, 2004 (or the third business day after the date the related registration statement is declared effective, if later) and to further adjust the timing of Millennium's obligation to purchase the remaining $14.7 million worth of XOMA common shares.

     On October 12, 2004, XOMA and Millennium announced the restructuring of their agreement related to the collaboration for the development of MLN2222, currently being investigated in a phase I clinical trial for Coronary Artery Bypass Graft (CABG) surgery. This agreement supersedes the companies' previous development and investment agreements, established in November, 2001. A copy of the press release is attached hereto as Exhibit 9 and is incorporated herein by reference.


Item 9.01.  Exhibits


1.   Press Release dated November 26, 2001.*

2. Development and License Agreement dated as of November 26, 2001 by and among Millennium Pharmacueticals Inc., XOMA (US) LLC and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

3. Investment Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

4. Registration Rights Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

5. Convertible Subordinated Promissory Note dated November 26, 2001 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

6. Letter Agreement dated May 16, 2003 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust.*

7.   Press Release dated May 20, 2003.*

8. Letter Agreement dated February 24, 2004 by and between XOMA Ltd. and Millennium Pharmaceuticals, Inc.*

9.   Press Release dated October 12, 2004.

____________________________

*    Previously filed.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2004              XOMA LTD.



                                      By:    /s/ Christopher J. Margolin
                                             ---------------------------------
                                             Christopher J. Margolin
                                             Vice President, General
                                             Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
------   -----------

1.   Press Release dated November 26, 2001.*

2. Development and License Agreement dated as of November 26, 2001 by and among Millennium Pharmacueticals Inc., XOMA (US) LLC and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

3. Investment Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

4. Registration Rights Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

5. Convertible Subordinated Promissory Note dated November 26, 2001 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

6. Letter Agreement dated May 16, 2003 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust.*

7.   Press Release dated May 20, 2003.*

8. Letter Agreement dated February 24, 2004 by and between XOMA Ltd. and Millennium Pharmaceuticals, Inc.*

9.   Press Release dated October 12, 2004.

____________________________

*    Previously filed.